Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant under Sec.240.14a-12

Medicine Man Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MEDICINE MAN TECHNOLOGIES, INC.
4880 Havana Street, Suite 201
Denver, Colorado 80239

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held December 9, 2021

To the Stockholders of Medicine Man Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Medicine Man Technologies, Inc., a Nevada corporation doing business as Schwazze (the “Company”), will be held at 9 a.m. local time on December 9, 2021, or such later date or dates as such Annual Meeting date may be adjourned, at 4880 Havana Street, Suite 201, Denver CO 80239 for the purpose of considering and taking action on the following proposals:

•	Elect as Class B directors the nominees named in the proxy statement;

•	To ratify the appointment of BF Borgers, CPA P.C. as our independent public accountant for the fiscal year ending December 31, 2021; and

•	To transact any other business properly brought before the meeting.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Company’s Board of Directors recommends that you vote as follows:

•	“FOR” for the election of each of Justin Dye, Pratap Mukharji, and Brian Ruden as Class B directors; and

•	“FOR” ratification of the selection of BF Borgers, CPA P.C. as our independent public accountant for the fiscal year ending December 31, 2021.

The Company’s Board of Directors has fixed the close of business on October 20, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. You may vote if you were the record owner of the Company’s common stock or Series A Cumulative Convertible Preferred Stock at the close of business on the Record Date.

As of the Record Date, there were 44,622,253 shares of common stock and 82,838 shares of Series A Cumulative Convertible Preferred Stock outstanding and entitled to vote. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days before the Annual Meeting, at the office of the Secretary of the Company at 4880 Havana Street, Suite 201, Denver, CO 80239.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, or respond via Internet or telephone, as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

These proxy materials are also available via the Internet at www.proxyvote.com. You are encouraged to read the proxy materials carefully in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Dated: November 4, 2021	By Order of the Board of Directors of Medicine Man Technologies, Inc. Sincerely, Justin Dye Justin Dye Chief Executive Officer and Executive Chairman of the Board

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at Medicine Man Technologies, Inc., at 4880 Havana Street, Suite 201, Denver, CO 80239, telephone number (303) 371-0387.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2021 AT 8 A.M. PST – 9 A.M. MST.

The Notice of Annual Meeting of Stockholders, our Proxy Statement and our 2020 Annual Report are available at: www.proxyvote.com.

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MEDICINE MAN TECHNOLOGIES, INC.
4880 Havana Street, Suite 201
Denver, Colorado 80239

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2021

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2021 Annual Meeting of Stockholders, contains information about the 2021 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 9:00 a.m. local time on December 9, 2021, at 4880 Havana Street, Suite 201, Denver CO 80239, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call (303) 371-0387.

This proxy statement has been prepared by the Company’s management and it solicits proxies by and on behalf of the Company’s Board of Directors (referred to herein as the “Board of Directors” or the “Board”).

This proxy statement and the other proxy materials for the Annual Meeting also are available via the Internet at www.proxyvote.com. You are encouraged to read the proxy materials carefully, and in their entirety, and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by Internet, by telephone or by mail, and the proxy card provides instructions (and access number) for each option.

In this proxy statement, we refer to Medicine Man Technologies, Inc., doing business as Schwazze, as the “Company,” “we,” “us” or “our.”

We are mailing this proxy statement on or about November 10, 2021.

Why Did You Send Me This Proxy Statement?

The Board of Directors is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting. At the Annual Meeting, you will be asked to vote on the following proposals:

1)	Elect each of Justin Dye, Pratap Mukharji, and Brian Ruden as Class B directors of the Board;

2)	To ratify the appointment of BF Borgers, CPA P.C. as our independent public accountant for the fiscal year ending December 31, 2021; and

3)	To transact any other business properly brought before the meeting.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 9, 2021: The Notice of Annual Meeting of Stockholders, our Proxy Statement and our 2020 Annual Report are available at www.proxyvote.com.

The following documents are being made available to all stockholders entitled to notice of and to vote at the Annual Meeting:

1)	This proxy statement.

2)	The accompanying proxy.

3)	Our 2020 Annual Report.

The 2020 Annual Report includes our financial statements for the fiscal year ended December 31, 2020 but is not a part of this proxy statement. You can also find a copy of our 2020 Annual Report on Form 10-K, as amended by our Annual Reports on Form 10-K/A, on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov/edgar or through the “SEC Filings” section of our website at https://ir.schwazze.com/sec-filings/all-sec-filings.

Who Can Vote?

Stockholders who owned shares of our common stock and our Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) at the close of business on October 20, 2020 (the “Record Date”), are entitled to vote at the Annual Meeting. Holders of our common stock and Series A Preferred Stock vote together as a single class.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by following the instructions included below under “May I Change or Revoke My Proxy?”

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote. Each share of Series A Preferred Stock that you own entitles you to cast a number of votes equal to the number of whole shares of common stock into which the share of Series A Preferred Stock would convert into as of the Record Date as if such share of Series A Preferred Stock were convertible as of such date. Each share of Series A Preferred Stock is convertible into the number of share(s) of common stock determined by dividing (i) the Series A Preferred Stock preference amount (which includes accrued dividends) plus the pro rata portion of the amount of the next dividend for the period between the previous dividend payment date and the date of determination, by (ii) $1.20.

As of the Record Date, there were 44,622,253 shares of common stock and 82,838 shares of Series A Preferred Stock outstanding and entitled to vote. The shares of Series A Preferred Stock outstanding as of the Record Date are entitled to cast an aggregate of 74,544,200 votes. The 4,428 shares of Series A Preferred Stock that are held in escrow under the asset purchase agreements entered into with the Star Buds Companies are not outstanding as of the Record Date nor entitled to vote at the Annual Meeting.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Globex Transfer, LLC, you may vote:

•	By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

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•	By Internet. At www.proxyvote.com.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your bank, broker or other nominee to vote by Internet or telephone.

•	By mail. You will receive instructions from your bank, broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your bank, broker or other nominee.

How Does the Board Recommend That I Vote On the Proposals?

The Board recommends that you vote as follows:

•	“FOR” for the election of Messrs. Dye, Mukharji, and Ruden as Class B directors of the Board; and

•	“FOR” ratification of the selection of BF Borgers, CPA P.C. as our independent public accountant for the fiscal year ending December 31, 2021.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her judgment if permitted by applicable law. As of the date of this proxy statement, we are not aware of any other matters that need to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card bearing a later date and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

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What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock or Series A Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern bank, broker or other nominee who have record ownership of listed company stock (including stock such as ours that is quoted on the OTCQX) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, bank, broker or other nominee who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), is considered a non-routine matter, and Proposal 2 (the ratification of our independent public accountant) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant) but does not have authority to vote your unvoted shares for Proposal 1 (election of directors). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Justin Dye, Pratap Mukharji, and Brian Ruden as Class B Directors	The affirmative vote of a majority of the shares of stock present and entitled to vote at a meeting of stockholders at which a quorum is present is necessary to approve the election of directors. You may vote FOR or AGAINST any of the nominees or ABSTAIN from voting on any of the nominees. Banks, brokers or other nominees do not have authority to vote customers’ unvoted shares held by them in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes with respect to any of the nominees will have the effect of a vote AGAINST that nominee.

Proposal 2: Ratification of the Appointment of BF Borgers, CPA P.C. as our Independent Public Accountant for the Fiscal Year Ending December 31, 2021	The affirmative vote of a majority of the shares of stock present and entitled to vote at a meeting of stockholders at which a quorum is present is necessary to ratify the appointment of the Company’s independent public accountant. Abstentions will have the same effect as a vote against this proposal. Banks, brokers or other nominees have authority to vote customers’ unvoted shares held by them in street name on this proposal. If a bank, broker or other nominee does not exercise this authority, it will result in broker non-votes and such broker non-votes will have the same effect as a vote AGAINST this proposal. We are seeking the approval of our stockholders to appoint the Company’s independent accountant in an effort to maintain sound corporate governance practices. If our stockholders do not ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent public accountant for the fiscal year ending December 31, 2021, the Audit Committee of the Board may reconsider its appointment based upon such feedback but is not required to do so.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person, by means of electronic communication, or by proxy, of a majority of the aggregate number of shares of each class of capital stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

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Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or banks, brokers or other nominees holding our shares on your behalf to send a single mailing containing our annual report and proxy statement to any household at which two or more of our stockholders reside if either we or the banks, brokers or other nominees believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their banks, brokers or other nominees or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•	Stockholders whose shares are registered in their own name should contact our transfer agent, Globex Transfer, LLC, 780 Deltona Blvd., Suite 202, Deltona, FL 32725 telephone: (813) 344-4490.

•	Stockholders whose shares are held by a bank, broker or other nominee should contact such bank, broker or other nominee directly and inform them of this request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

We will bear the cost of preparing, printing, assembling and mailing this proxy statement, the accompanying proxy card and other material furnished to stockholders in connection with the solicitation of proxies. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting. Stockholders may also submit proposals on matters appropriate for stockholder action at our annual meetings consistent with regulations adopted by the SEC and our bylaws.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement for consideration at the 2022 annual meeting of stockholders by submitting their proposals to us in a timely manner. These proposals must meet the stockholder’s eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8, you must submit your proposal to our Corporate Secretary in writing by July 13, 2022 if the 2022 annual meeting of stockholders is held on or within 30 days of December 9, 2022. If we elect to hold our 2022 annual meeting of stockholders more than 30 days before or after December 9, 2022, such stockholder proposals would have to be received a reasonable time before we begin to print and send our proxy materials for the 2022 annual meeting of stockholders.

In addition, under the terms of our bylaws, stockholders who desire to present a proposal for action or to nominate directors (other than proposals and nominations to be included in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act) at the 2022 annual meeting of stockholders must give written notice, either by personal delivery or by U.S. mail, to our Corporate Secretary no earlier than 90 and no later than 30 calendar days before the date of the 2022 Annual Meeting of Stockholders. Such notices must contain the information required by Section 2.13 of our bylaws.

All proposals or other notices should be addressed to our Corporate Secretary, 4880 Havana Street, Suite 201 Denver, CO 80239.

If we do not have notice of a proposal or director nomination to come before an annual meeting of stockholders at least 30 calendar days before such annual meeting (unless the annual meeting in question is held more than 30 days before or after the first anniversary of the prior year’s annual meeting of stockholders), your proxy card for such annual meeting will confer discretionary authority to vote on such proposal or nomination. If we elect to hold an annual meeting more than 30 days before or after the first anniversary of the prior year’s annual meeting of stockholders, your proxy for such annual meeting will confer discretionary authority to vote on such proposal or nomination if we do not have notice of such matter a reasonable time before we begin to send our proxy materials for such annual meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, based on 44,622,253 shares of our common stock outstanding as of October 20, 2021, certain information as to the stock ownership of each person known by us to own beneficially more than five percent of our outstanding common stock, of each of the named executive officers included in the Summary Compensation Table below (“NEOs”), of our directors, and of all our current executive officers and directors as a group. In computing the outstanding shares of common stock, we have excluded all shares of common stock subject to options, warrants or other securities that are not currently exercisable or convertible or exercisable or convertible within 60 days of October 20, 2021 and are therefore not deemed to be outstanding and beneficially owned by the person holding the options, warrants or other securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person; provided, that we have included shares of common stock underlying such options, warrants or other securities with respect to each person who acquired any such options, warrants or other securities with the purpose or effect of changing or influencing the control of the Company in accordance with Rule 13d-3 promulgated under the Exchange Act.

The shares of common stock issuable upon conversion of shares of Series A Preferred Stock are calculated by including accrued but unpaid dividends as of October 20, 2021. The table below does not include shares of common stock issuable upon conversion of 4,428 shares of Series A Preferred Stock that are held in escrow under the asset purchase agreements entered into with the Star Buds Companies, which are not outstanding as of the Record Date nor entitled to vote at the Annual Meeting.

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Except as otherwise noted below, the address for persons listed in the table is c/o Medicine Man Technologies, Inc., 4880 Havana Street, Suite 201, Denver, CO 80239.

Name of Beneficial Holder	Number of Shares of Beneficially Owned (A)	Percent of Outstanding Class
NEOs & Directors
Justin Dye (NEO, Director) (1)	43,424,355	55.19%
Jeffrey Cozad (Director) (2)	22,839,510	33.87%
Jeffrey Garwood (Director)	107,735	*
Pratap Mukharji (Director)	64,192	*
Brian Ruden (Director) (3)	8,758,871	16.42%
Salim Wahdan (Director) (4)	1,010,439	2.22%
Nancy Huber (NEO) (5)	362,543	*
Nirup Krishnamurthy (NEO) (6)	400,000	*
Daniel Pabon (NEO) (6)	300,000	*
All Executive Officers and Directors as a Group (9 Persons)	77,267,646	68.84%
5% or greater holders:
Dye Capital and Co. (“Dye Capital”) (7)	42,344,000	54.51%
CRW Capital Cann Holdings LLC (“CRW”) (8)	22,815,000	33.83%
Dye Capital Cann Holdings, LLC (“Dye Cann I”) (9)	18,575,000	34.46%
Dye Capital Cann Holdings II, LLC (“Dye Cann II”) (10)	19,215,000	30.10%
Brian Ruden (11)	8,758,871	16.42%
Naser A. Joudeh (12)	7,886,657	15.02%
James E. Parco (13)	2,799,262	6.26%

* Less than 1%

(1)	Represents 80,355 shares of common stock held by Mr. Dye, 1,000,000 shares of common stock underlying options that have vested held by Mr. Dye, 9,287,500 shares of common stock and 9,287,500 shares of common stock issuable upon exercise of warrants held by Dye Cann I, 4,554,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Dye Capital, and 19,215,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Dye Cann II. Mr. Dye has voting and investment control over the shares of common stock beneficially owned by Dye Capital, Dye Cann I and Dye Cann II as described below. Mr. Dye disclaims beneficial ownership of the shares held by Dye Capital, Dye Cann I and Dye Cann II except to the extent of his pecuniary interest therein.

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(2)	Represents 24,510 shares of common stock held by Mr. Cozad and 22,815,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by CRW Capital Cann Holdings LLC. Mr. Cozad has voting and investment control over the shares of common stock beneficially owned by CRW Capital Cann Holdings LLC. Mr. Cozad disclaims beneficial ownership of the shares held by CRW Capital Cann Holdings LLC except to the extent of his pecuniary interest therein.

(3)	Represents 42,735 shares of common stock, 1,715,936 shares of common stock issuable upon exercise of warrants, and 7,000,200 shares of common stock issuable upon conversion of Series A Preferred Stock

(4)	Represents 24,510 shares of common stock, 193,929 shares of common stock issuable upon exercise of warrants, and 792,000 shares of common stock issuable upon conversion of Series A Preferred Stock.

(5)	Represents 12,543 shares of common stock and 350,000 shares of common stock issuable upon exercise of vested options.

(6)	Represents shares of common stock issuable upon exercise of vested options.

(7)	Represents 4,554,000 shares of common stock issuable upon conversion of shares of Series A Preferred Stock held by Dye Capital, 9,287,500 shares of common stock held by Dye Cann I, 9,287,500 shares of common stock issuable upon exercise of warrants held by Dye Cann I, and 19,215,000 shares of common stock issuable upon conversion of shares of Series A Preferred Stock held by Dye Cann II. Dye Capital is the manager of each of Dye Cann I and Dye Cann II and has voting and investment control over the shares beneficially owned by Dye Cann I and Dye Cann II. Justin Dye is the general partner of Dye Capital and has voting and investment control over the shares beneficially owned by Dye Capital and, indirectly, over the shares beneficially owned by Dye Cann I and Dye Cann II. Dye Capital disclaims beneficial ownership of the shares beneficially owned by Dye Cann I and Dye Cann II except to the extent of its pecuniary interest therein. Mr. Dye disclaims beneficial ownership of the shares beneficially owned by Dye Capital, Dye Cann I and Dye Cann II except to the extent of his pecuniary interest therein. Dye Capital, Dye Cann I and Dye Cann II’s address is 350 Camino Gardens Blvd, Suite 200, Boca Raton, FL 33432.

(8)	Represents shares of common stock issuable upon conversion of Series A Preferred Stock. CRW Capital, LLC is the manager of CRW and has voting and investment control over the shares beneficially owned by CRW. Jeffrey Cozad and Marc Rubin are the managers of CRW Capital, LLC and share voting and investment control over the shares beneficially owned by CRW. CRW Capital, LLC and Messrs. Cozad and Rubin disclaim beneficial ownership of the shares held by CRW except to the extent of their respective pecuniary interest therein. The address for CRW, CRW Capital LLC and Mr. Rubin is 4740 W. Mockingbird Lane, P.O. Box 195579, Dallas, Texas 75209.

(9)	Represents 9,287,500 shares of common stock and 9,287,500 shares of common stock issuable upon exercise of warrants. Dye Capital and Mr. Dye have voting and investment control over the shares of common stock beneficially owned by Dye Cann I as described above. Dye Capital and Mr. Dye disclaim beneficial ownership of the shares held by Dye Cann I except to the extent of their respective pecuniary interest therein. Dye Cann I’s address is 350 Camino Gardens Blvd, Suite 200, Boca Raton, FL 33432.

(10)	Represents 19,215,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Dye Cann II. Dye Capital and Mr. Dye have voting and investment control over the shares of common stock beneficially owned by Dye Cann II as described above. Dye Capital and Mr. Dye disclaim beneficial ownership of the shares held by Dye Cann II except to the extent of their respective pecuniary interest therein. Dye Cann II’s address is 350 Camino Gardens Blvd, Suite 200, Boca Raton, FL 33432.

(11)	Represents 42,735 shares of common stock, 1,715,936 shares of common stock issuable upon exercise of warrants, and 7,000,200 shares of common stock issuable upon conversion of Series A Preferred Stock.

(12)	Represents 560,662 shares of common stock issuable upon exercise of warrants and 2,286,900 shares of common stock issuable upon conversion of Series A Preferred Stock held by Mr. Joudeh and 991,795 shares of common stock issuable upon exercise of warrants and 4,047,300 shares of common stock issuable upon conversion of Series A Preferred Stock held by his spouse in her name and a wholly owned limited liability company. Mr. Joudeh and his spouse share voting and investment power over these securities. The address of Mr. Joudeh and his spouse is 16836 E. Weaver Pl., Aurora, CO 80016.

(13)	Represents 1,421,887 shares of common stock and 100,000 shares of common stock underlying options that have vested held by James E Parco and 1,277,375 shares of common stock held by his spouse, Pamela S. Parco. The Company does not know if Mr. Parco and his spouse share voting and investment power over these securities. The address of Mr. Parco and his spouse is P.O. Box 324, Palmer Lake, CO 80133

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The following table sets forth, based on 82,838 shares of our Series A Preferred Stock outstanding as of October 20, 2021, certain information as to the stock ownership of each person known by us to own beneficially more than five percent of our Series A Preferred Stock, of each of the NEOs, of our directors, and of all our current executive officers and directors as a group. Unless otherwise indicated, the address of each of the following beneficial owner is c/o Medicine Man Technologies, Inc., 4880 Havana Street, Suite 201, Denver, CO 80239. All beneficial ownership is direct and the beneficial owner has sole voting and investment power over the securities beneficially owned unless otherwise noted. The table below does not include 4,428 shares of Series A Preferred Stock that are held in escrow under the asset purchase agreements entered into with the Star Buds Companies, which are not outstanding as of the Record Date nor entitled to vote at the Annual Meeting.

Name of Beneficial Holder	Number of Shares of Beneficially Owned	Percent of Outstanding Class
NEOs & Directors
Justin Dye (NEO, Director) (1)	26,410	31.88%
Jeffrey Cozad (Director) (2)	25,350	30.60%
Brian Ruden (Director)	7,778	9.39%
Salim Wahdan (Director)	880	1.06%
All Executive Officers and Directors as a Group (9 Persons)	60,418	72.94%
5% or greater holders:
Dye Capital and Co. (3)	26,410	31.88%
CRW Capital Cann Holdings LLC (4)	25,350	30.60%
Dye Capital Cann Holdings II, LLC (5)	21,350	25.77%
Brian Ruden	7,778	9.39%
Naser A. Joudeh (6)	7,038	8.50%

(1)	Represents 21,350 shares of Series A Preferred Stock held by Dye Cann II and 5,060 shares of Series A Preferred Stock held by Dye Capital. Mr. Dye has voting and investment control over the shares beneficially owned by Dye Cann II and Dye Capital as described below. Mr. Dye disclaims beneficial ownership of the shares held by Dye Cann II and Dye Capital except to the extent of his pecuniary interest therein.

(2)	Represents 25,350 shares held by CRW. CRW Capital, LLC is the manager of CRW and has voting and investment control over the shares beneficially owned by CRW. Mr. Cozad is one of the managers of CRW Capital, LLC and therefore has shared voting and investment control over the shares beneficially owned by CRW. Mr. Cozad disclaims beneficial ownership of the shares held by CRW except to the extent of his pecuniary interest therein. The address for CRW, CRW Capital LLC and Mr. Cozad is 4740 W. Mockingbird Lane, P.O. Box 195579, Dallas, Texas 75209

(3)	Represents 5,060 shares of Series A Preferred Stock held by Dye Capital and 21,350 shares of Series A Preferred Stock held by Dye Cann II. Dye Capital is the manager of Dye Cann II and has voting and investment control over the shares beneficially owned by Dye Cann II. Justin Dye is the general partner of Dye Capital and has voting and investment control over the shares beneficially owned by Dye Capital and, indirectly, over the shares beneficially owned by Dye Cann II. Dye Capital disclaims beneficial ownership of the shares beneficially owned by Dye Cann II except to the extent of its pecuniary interest therein. Mr. Dye disclaims beneficial ownership of the shares beneficially owned by Dye Capital and Dye Cann II except to the extent of his pecuniary interest therein. Dye Capital and Dye Cann II’s address is 350 Camino Gardens Blvd, Suite 200, Boca Raton, FL 33432.

(4)	CRW Capital, LLC is the manager of CRW and has voting and investment control over the shares beneficially owned by CRW. Jeffrey Cozad and Marc Rubin are the managers of CRW Capital, LLC and share voting and investment control over the shares beneficially owned by CRW. CRW Capital, LLC and Messrs. Cozad and Rubin disclaim beneficial ownership of the shares held by CRW except to the extent of their respective pecuniary interest therein. The address for CRW, CRW Capital LLC and Messrs. Cozad and Rubin is 4740 W. Mockingbird Lane, P.O. Box 195579, Dallas, Texas 75209.

(5)	Dye Capital is the manager of Dye Cann II and has voting and investment control over the shares beneficially owned by Dye Cann II. Mr. Dye is the general partner of Dye Capital and has voting and investment control over the shares held by Dye Capital and, indirectly, over the shares held by Dye Cann II. Dye Capital disclaims beneficial ownership of the shares beneficially owned by Dye Cann II except to the extent of its pecuniary interest therein. Mr. Dye disclaims beneficial ownership of the shares beneficially owned by Dye Capital and Dye Cann II except to the extent of his pecuniary interest therein. Dye Capital and Dye Cann II’s address is 350 Camino Gardens Blvd, Suite 200, Boca Raton, FL 33432.

(6)	Represents 2,541 shares held by Mr. Joudeh and 4,497 shares held by his spouse in her name and a wholly owned limited liability company. Mr. Joudeh and his spouse share voting and investment power over these securities. The address of Mr. Joudeh and his spouse is 16836 E. Weaver Pl., Aurora, CO 80016.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

At the Annual Meeting, the Board of Directors has nominated each of Justin Dye, Pratap Mukharji, and Brian Ruden for election as Class B directors for a two-year term expiring at the Company’s 2023 annual meeting. Each nominee, if elected, will serve until the expiration of his respective term and until a successor is elected and qualified, or until his earlier death, resignation or removal. All nominees are members of the present Board of Directors.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless stockholders specify otherwise in their proxies. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such substitute nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election.

Set forth below are the names, ages, and biographical information of the nominees for Class B directors of the Company.

Justin Dye, 49, was named Chief Executive Officer and Executive Chairman of the Company in December 2019 and has served as a director and Chairman since June 2019. Mr. Dye has 25 years of experience in private equity, general management, operations, strategy, corporate finance, and M&A. Prior to founding Dye Capital, a private equity firm investing in growth companies in disruptive industries, in 2018, he served as an integral part of the private equity consortium that acquired Albertsons Companies (“Albertsons”), a grocery store chain, and led its expansion through over $40 billion in acquisitions, divestitures, real estate and financing transactions. During his 11-year tenure as Chief Strategy Officer, Chief Operating Officer, and Chief Administration Officer, Albertsons grew sales from approximately $10 billion to over $60 billion with over 2,300 stores and 285,000 employees. Prior to Albertsons, Justin held roles at Cerberus Capital Management, General Electric and Arthur Andersen. Justin serves as lead director for New Seasons Market and is a member of the DePauw University Board of Trustees. Mr. Dye’s financial and executive experience qualifies him to serve on our Board of Directors.

Pratap Mukharji, 61, has served as a director since January 2021. He was a senior partner and director at Bain & Company, a global management consulting company, from 2015 to 2020 where he led its Supply Chain and Service Operations practice. He retired in May 2020. Since retirement, he has been an Executive in Residence at the Fuqua School of Business at Duke University. With a concentration in Industrials and Retail, Mr. Mukharji has led strategy; M&A; transformation and turnaround; operations improvement; due diligence, omnichannel; and e-commerce efforts across multiple industries. Prior to Bain, he was at Kearney and Booz-Allen & Hamilton. Mr. Mukharji received a BA in Economics from Haverford College at which he was Phi Beta Kappa, and an MBA from the Fuqua School of Business at Duke University at which he was a Fuqua Scholar. During his career, Mr. Mukharji examined small and large capitalized companies and advised them on growth opportunities. We believe his significant experience through consulting work analyzing company financial statements and performing due diligence qualify him to serve on our Board of Directors.

Brian Ruden, 46, has served as director since December 2019. He was the owner of several Colorado Retail Marijuana Store Licenses around the state of Colorado doing business as Star Buds. Since 2010, he has owned and operated marijuana licenses in Colorado, Washington DC, and Hawaii. In 2014, Mr. Ruden founded Starbuds Consulting, a consulting company which provides strategic advice to start-up marijuana operations. Before entering the marijuana industry, Mr. Ruden was a tax attorney in Colorado. In 2005, Mr. Ruden received his law degree from the University of Denver, Sturm College of Law. He received his Bachelor of Science from the University of Massachusetts. Mr. Ruden’s extensive business experience in the marijuana industry qualifies him to serve on our Board of Directors. Mr. Ruden is currently a business owner and owns marijuana licenses outside of the state of Colorado.

Vote Required

The affirmative vote of a majority of the shares of stock present and entitled to vote at a meeting of stockholders at which a quorum is present is necessary to approve the election of directors. You may vote FOR or AGAINST any of the nominees or ABSTAIN from voting on any of the nominees. Banks, brokers or other nominees do not have authority to vote customers’ unvoted shares held by them in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes with respect to any of the nominees will have the effect of a vote AGAINST that nominee.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS

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INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Board Composition and Director Appointment Rights

Our bylaws provide for a “staggered” or “classified” board of directors, whereby the directors of the Board are divided into two classes, Class A and Class B, respectively, each class consisting, as nearly as possible, of one-half of the total number of directors constituting the entire Board. Directors in each class are elected to approximately two-year terms expiring at the election of their respective successors at alternating annual meetings of our stockholders. Currently, the size of the Board is set at seven and the Board consists of three Class A directors with terms expiring at our 2022 annual meeting of stockholders, three Class B directors with terms expiring at the Annual Meeting, and one Class A director vacancy. The following table sets forth the name, class, term and designating party of each of our current directors:

Name	Class	Term	Designating Party
Jeffrey A. Cozad	A	Expires 2022 annual meeting	CRW
Jeffrey Garwood	A	Expires 2022 annual meeting	Dye Cann I
Salim Wahdan	A	Expires 2022 annual meeting	Brian Ruden and Naser Joudeh
Justin Dye, Chairman	B	Expires 2021 annual meeting	Dye Cann I
Pratap Mukharji	B	Expires 2021 annual meeting	Dye Cann II
Brian Ruden	B	Expires 2021 annual meeting	Brian Ruden and Naser Joudeh

The Company has granted rights to designated directors as follows:

•	Under the Securities Purchase Agreement, dated June 5, 2019, between the Company and Dye Cann I, as amended by the Amendment to Securities Purchase Agreement, dated July 15, 2019, the Amendment to Security Purchase Agreement, dated May 20, 2020, and the Consent, Waiver and Amendment, dated December 16, 2020 (as amended, the “Dye Cann I SPA”), until the later of (i) two years from the last closing under the Dye Cann I SPA, or (ii) the date Dye Cann I no longer owns, in the aggregate, at least $10,000,000 of common stock, as measured by a trailing 30 day volume weighted average price of the common stock, or continues to hold at least 8,333,333 shares of common stock, the Company is required to take all actions to ensure that two individuals designated by Dye Cann I shall be appointed to the Board. Currently, Justin Dye and Jeffrey Garwood serve as Dye Cann I’s designees on the Board.

•	Under the letter agreement, dated December 16, 2020, between the Company and Dye Cann II, for as long as Dye Cann II owns, in the aggregate, at least $10,000,000 of the Series A Preferred Stock, as measured by a trailing 30 day volume weighted average price of the common stock, on an as-converted basis, or continues to hold at least 10,000 shares of Series A Preferred Stock, the Company is required to take all actions to ensure that either one individual if the Board consists of five or fewer members or two individuals if the Board consists of more than five members designated by Dye Cann II shall be appointed to the Board. For so long as Dye Cann II is entitled to designate directors, each committee of the Board shall include at least one of the directors designated by Dye Cann II as a member or, if Dye Cann II so elects, as an observer. Currently, Pratap Mukharji serves as Dye Cann II’s designee on the Board.

•	Under the letter agreement, dated February 26, 2021, between the Company and CRW, for as long as CRW owns, in the aggregate, at least $15,000,000 of Series A Preferred Stock (calculated on an as-converted basis based on the volume weighted average price of the Company’s common stock over a 30-day period) or continues to hold at least 15,000 shares of Series A Preferred Stock, the Company is required to take all actions to ensure that one individual designated by CRW will be appointed to the Board. For as long as CRW has the right to designate a director, each committee of the Board shall include the CRW designee as a member or, if CRW so elects, as an observer. Currently, Jeffrey A. Cozad serves as CRW’s designee on the Board.

•	Under the Omnibus Amendment No. 2 to Asset Purchase Agreements, dated December 17, 2020, among the Company and the sellers party thereto (the “Star Buds Agreement”), for as long as the Sellers (as defined in the Star Buds Agreement) and the Members (as defined in the Star Buds Agreement) meet a specified ownership threshold, the Company shall recommend to its Board that Brian Ruden and Naser Joudeh jointly be permitted to designate three directors for appointment to the Board if the Board consists of seven or more members. Currently, Brian Ruden and Salim Wahdan serve as Messrs. Ruden and Joudeh’s designees on the Board.

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Information about Directors Not Up for Reelection

Set forth below are the names, ages, and biographical information of the Company’s directors, other than the nominees for Class B directors of the Company (which are described above).

Jeff Garwood, 59, has served as a director since September 2020. Mr. Garwood is the founder and since 2010 has been the managing member of Liberation Capital, LLC, a private equity fund that is focused on providing modular, repeatable waste to value project finance. He is also the co-owner of, and since 2010 has actively managed, Zysense LLC, an entity providing high precision measurement instruments for research. Prior to founding Liberation Capital, Garwood, held a variety of leadership positions with General Electric Company (“GE”), including President and CEO of GE Water and Process Technologies, President and CEO of GE Fanuc, and President of Garrett Aviation. Prior to joining Garret Aviation, Mr. Garwood worked for numerous years at the strategic consulting firm McKinsey and Company. Garwood received a B.S. of Chemical Engineering from North Carolina State University and an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Garwood is a recognized visionary business leader bringing 30 years of extensive experience across finance and operations, and we believe his significant experience and qualifications across multiple industries qualify him to serve on the Board.

Jeffrey A. Cozad, 57, has served as a director since March 2021. From 2007 to 2019, Mr. Cozad was a Managing Partner at Stonerise Capital Partners, an investment management company, in San Francisco, CA, a firm he co-founded in 2007. Beginning in January 2020, Mr. Cozad became Managing Partner Emeritus at Stonerise Capital Partners. In October 2020, Mr. Cozad co-founded CRW Cann Holdings, LLC, a special purpose vehicle created to support the Company’s vision of becoming one of the biggest vertically integrated players in the Colorado cannabis market. He is also the Managing Partner of his family office, Cozad Investments, LP, which has completed more than 20 investments across a disparate set of industries over the past 13 years. Mr. Cozad holds an MBA from The University of Chicago Booth School of Business and received a BA in Economics and Management from DePauw University, where he serves on the Board of Trustees and is Chairman of the University Endowment Fund Investment Committee. We believe his significant experience with investments across a variety of industries qualifies him to serve on the Board.

Salim Wahdan, 41, has served as a director since March 2021. Mr. Wahdan has close to two decades of entrepreneurial experience owning and operating retail businesses. During the last five years, he was a partner and operator of Star Buds in Adams, Louisville, and Westminster, several of the Star Buds’ branded dispensaries the Company purchased between December 2020 and March 2021. He ran the back office of the operation and was charged with accounting, inventory, and strategic growth. Mr. Wahdan was instrumental in the early growth of the Star Buds franchise. Previous to his time in the cannabis industry, he owned and operated various retail concepts in Colorado. We believe his significant experience within the cannabis industry owning and operating retail concepts qualifies him to serve on the Board.

Independence of Directors

Our Board has affirmatively determined that Mr. Cozad, Mr. Garwood and Mr. Mukharji are each independent within the meaning of the Nasdaq Marketplace Rules and the OTCQX Rules for U.S. Companies. The Board currently has four members on its Audit Committee, three of which are independent, Mr. Cozad, Mr. Garwood, and Mr. Mukharji, and one of which is not independent, Mr. Wahdan, under the Nasdaq Marketplace Rules and the OTCQX Rules for U.S. Companies.

Board Leadership Structure

The Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Currently, Mr. Dye serves as Chairman and Chief Executive Officer. Our Board does not have a lead independent director. Our Board of Directors has determined that its leadership structure is appropriate and effective for us at this time, given our stage of development.

Director Attendance at Board, Committee, and Other Meetings

The Board held 11 meetings in 2020 and took action by written consent on 2 occasions. Directors are expected to attend Board meetings, the annual meeting of stockholders and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. One director attended the 2020 annual meeting of stockholders. During 2020, each of our current directors attended more than 75% of the aggregate number of meetings of the Board and all committees on which such director serves that were held during the period he was a director.

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Board Role in Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. The Board focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees the Company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Committees of the Board

The Board has established various committees of the Board to assist it with the performance of its responsibilities. These committees and their members are listed below. The Board designates the members of these committees and the committee chairs annually at its organizational meeting following the annual meeting of stockholders, based on the recommendation of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these committees which can be found at the investor relations section of the Company’s website at www.schwazze.com. Copies are also available in print to any stockholder upon written request to Schwazze, 4880 Havana Street, Suite 201, Denver, Colorado 80239, Attention: Corporate Secretary. The chair of each committee develops the agenda for that committee and determines the frequency and length of committee meetings.

Audit Committee

Our Board has established an Audit Committee, which is composed of Mr. Mukharji, Mr. Cozad, Mr. Garwood, and Mr. Wahdan. The Audit Committee Chairman is Mr. Mukharji. The Board has determined that Mr. Mukharji is an audit committee financial expert due to Mr. Mukharji’s experience. Through his consulting work, Mr. Mukharji has analyzed both public and private company financial statements, performed due diligence work, implemented several financial systems, and is proficient in internal controls and processes. The Audit Committee met 3 times during 2020. The Audit Committee’s primary duties are to:

•	review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•	oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

Our Audit Committee charter also mandates that our Audit Committee approve all audit and permissible non-audit services conducted by our independent registered public accounting firm. The Audit Committee was established in 2016.

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Nominating and Corporate Governance Committee

Our Board has also established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Mr. Cozad, Mr. Dye and Mr. Mukharji. The Nominating and Governance Committee Chair is Mr. Mukharji. The Nominating and Corporate Governance Committee met 2 times during 2020. The Nominating and Corporate Governance Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors to the Board;

•	review the size and composition of our Board and its committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Nominating and Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee was established in 2016.

Compensation Committee

Our Board has established a Compensation Committee. Mr. Cozad, Mr. Garwood, Mr. Makharji and Mr. Ruden serve on this committee. The Compensation Committee Chairman is Mr. Garwood. The Compensation Committee met 2 times during 2020. The Compensation Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings, if required.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the full Board with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, although it may delegate its authority to a subcommittee.

During 2020, the Company’s management engaged Alvarez and Marsal Taxand, LLC (“A&M”) as a compensation consultant. Management engaged A&M to build a peer group comprised of publicly-traded companies in comparable and relevant industries and to collect data and present information on the use of short-term incentive plans, long-term incentive plans, nonqualified deferred compensation plans, employee stock purchase plans, and the amount of equity securities authorized for issuance under relevant plans within this peer group. A&M also performed services on a sales tax project unrelated to compensation. The Company paid A&M an aggregate of $87,694.70 in 2020.

The Compensation Committee was established in 2016.

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Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each Board committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Corporate Governance Committee does not have a formal policy that addresses director candidates recommended by stockholders because the Board of Directors believes that its current director solicitation processes and stockholder engagement are sufficient to incorporate stockholder involvement without a formal policy. Additionally, the Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. Our Code of Business Conduct and Ethics is available on our website at https://www.schwazze.com. We will provide a copy of our Code of Business Conduct and Ethics to any person without charge upon request to: Medicine Man Technologies, Inc., 4880 Havana Street, Suite 201, Denver Colorado, 80239 Attention: Corporate Secretary.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer by posting such information at the investor relations site on our website at www.schwazze.com in the near future.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Justin Dye, Chairman of the Board of Directors

Medicine Man Technologies, Inc.

4880 Havana Street

Suite 201

Denver, Colorado 80239

Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to:

Mr. Pratap Mukharji, Chairperson of the Audit Committee

Medicine Man Technologies, Inc.

4880 Havana Street

Suite 201

Denver, Colorado 80239

Any communications may be made on an anonymous or confidential basis but should contain sufficiently specific information to permit the Audit Committee or Board to pursue the matter.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our equity securities registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the reports filed during 2020 and or written representations from the reporting persons, we believe that, during our fiscal year ended December 31, 2020, there were untimely filings of a Form 3, 4 and/or 5 by the Company’s Section 16(a) filers as follows: (i) Justin Dye filed one late Form 4 on April 30, 2021 reporting fourteen transactions related to a grant of stock options on December 5, 2019, a grant of shares of Company common stock as compensation for Board service on October 1, 2020, the repricing of outstanding options on December 15, 2020 and the purchase of shares of Series A Preferred Stock by affiliated entities on December 16, 18, 22, 2020; February 3, 25, 26, 2021; and March 2,30, 2021; (ii) Nancy Huber filed one late Form 3 on April 30, 2021 relating to her appointment as Chief Financial Officer on December 5, 2019, and one late Form 4 on April 30, 2021 reporting nine transactions related to grants of stock options on December 5, 2019, March 27, 2020 and December 15, 2020 and the repricing of outstanding options on December 15, 2020; (iii) Nirup Krishnamurthy filed one late Form 4 on April 30, 2021 reporting five transactions related to a grant of stock options on December 15, 2020 and the repricing of outstanding options on December 15, 2020; (iv) Dan Pabon filed one late Form 3 on April 30, 2021 relating to his appointment as General Counsel on August 12, 2019, and one late Form 4 on April 30, 2021 reporting six transactions related to grants of stock options on December 5, 2019 and March 27, 2020 and the repricing of outstanding options on December 15, 2020; (v) Jeffrey Garwood filed one late Form 4 on April 30, 2021 reporting two transactions related to the purchase of shares of the Company’s common stock and a grant of shares of Company common stock as compensation for Board service on March 25, 2021; (vi) Leo Riera filed one late Form 4 on April 30, 2021 reporting two transactions related to a grant of stock options on April 20, 2020 and a grant of shares of Company common stock as compensation for Board service on October 1, 2020; and (vii) Brian Ruden filed one late Form 4 on April 30, 2021 reporting nine transactions related to a grant of shares of Company common stock as compensation for Board service on October 1, 2020 and the receipt of shares of Series A Preferred Stock and warrants to purchase shares of the Company’s common stock in connection with the Star Buds acquisitions on December 17, 2020 and December 18, 2020.

Audit Committee Report

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our Annual Report on Form 10-K for the ended December 31, 2020 with management.

The Audit Committee discussed with the independent auditors the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (PCAOB), including Auditing Standard 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and our company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees).

Our independent auditors provided to the Audit Committee the written communications required by applicable standards of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed the independent auditors’ independence with management and the auditors.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board (and our Board approved) that our audited financial statements for the year ended December 31, 2020 be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

The Audit Committee currently consists of Pratap Mukharji, Jeffrey A. Cozad, Jeff Garwood and Salim Wahdan. Mr. Mukharji is an Audit Committee financial expert, and the Board has determined that each of Messrs. Mukharji, Cozad and Garwood is independent within the meaning of the Nasdaq Marketplace Rules and the OTCQX Rules for U.S. Companies.

By the members of the Audit Committee:

Pratap Mukharji

Jeffrey A. Cozad

Jeff Garwood

Salim Wahdan

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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EXECUTIVE OFFICERS

Set forth below are the Company’s Executive Officers, together with an overview of their positions and professional experience.

Justin Dye – See “Proposal No. 1 – Election of Directors” above.

Nirup Krishnamurthy, 59, was named Chief Operating Officer of the Company in September 2020. He had previously served as the Company’s Chief Information and Integration Officer since June 2019; Mr. Krishnamurthy provided such service as a consultant until March 1, 2020, at which time he began formal employment with the Company. Mr. Krishnamurthy has over 25 years of experience in innovation, technology, restructuring, and M&A for Fortune 500 companies. Since May 2018, Mr. Krishnamurthy has been a partner with Dye Capital, a private equity firm investing in growth companies in disruptive industries. In addition to his work with Dye Capital, Mr. Krishnamurthy has acted as managing director of EBIT+ LLC (“EBIT+”), a management consulting firm he founded in January 2016; EBIT+ works with executive management to improve revenues and margins while reducing operating costs. From September 2011 through December 2015, Mr. Krishnamurthy was EVP and Chief Strategy Officer & Chief Information Officer with The Great Atlantic and Pacific Tea Company (“A&P”), a grocery store chain, where he was responsible for the information services, digital commerce, supply chain & logistics, strategic sourcing and retail space planning functions for A&P. Mr. Krishnamurthy has also held senior management positions with companies including Northern Trust Corporation and United Airlines, Inc. He obtained a Ph.D. in Industrial Engineering Operations Research and a M.S. in Industrial Engineering Operations/Production Management from the State University of New York, and a B.S. in Mechanical Engineering from Anna University in Chennai, India.

Nancy Huber, 63, was named Chief Financial Officer of the Company in December 2019. She was hired in August 2019 as Senior Vice President of Finance for the Company. Ms. Huber has over 30 years of experience in accounting and finance. Most recently she spent 12 years as the Chief Financial Officer for Forward Foods, LLC, a privately held consumer-packaged goods company, which sold products to grocery, mass distribution, military, convenience store, club and natural channels, both directly and indirectly. Ms. Huber also has leadership experience in gold and diatomaceous earth mining. She worked as the Chief Financial Officer for Western Multiplex Corporation, taking the company public on the Nasdaq stock exchange and was a founder and Chief Financial Officer of AccelGraphics Inc. also listed on the Nasdaq. Ms. Huber has an MBA from Kellogg School of Management, Northwestern University and a Bachelor of Science in Chemical Engineering from Purdue University.

Daniel Pabon, 44, was named General Counsel, Chief Government Affairs Officer and Corporate Secretary in August 2019. Prior to joining the Company, Mr. Pabon served as Vice President of Sewald Hanfling Public Affairs, a government affairs firm, from 2018 and 2019. Before that, he was in private law practice. In addition, he served eight years in the State of Colorado Legislature as a State Representative from 2011 to 2019. He held numerous leadership positions including Deputy Whip, Assistant Majority Leader, Speaker Pro Tempore, and Chair of the Finance Committee. During his tenure, he assisted with the design and development of Colorado’s cannabis legal and regulatory model. Mr. Pabon has had extensive experience in compliance, law department management, litigation, cannabis regulation and governance and government affairs issues. He has consulted with and advised state and local governments as well as private businesses all over the world on how to implement cannabis regulations, both medical and recreational. Mr. Pabon served as a member of the City of Denver Marijuana Licensing Working Group (MLWG). He was a volunteer with the Covid-19 Eviction Defense Project. He has served as an adjunct professor of business law at the Community College of Denver. He also served on the Obama-Biden Presidential Transition Team. Mr. Pabon received a Bachelor of Science degree in Mechanical Engineering from the University of Colorado at Boulder and his Juris Doctor from the University of Colorado School of Law. Mr. Pabon is also a graduate of the Harvard Kennedy School for Executive Education.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

Name and principal position		Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Justin Dye,	(1)	2020	311,540	50,000	303,978	665,518
Chief Executive Officer		2019	128,077		5,280,532	5,408,609
Nancy Huber,	(2)	2020	207,695	–	145,526	353,221
Chief Financial Officer		2019	60,885		1,440,135	1,501,020
Daniel Pabon,	(3)	2020	228,461	–	145,526	373,987
Chief Government Affairs Officer		2019	76,152		1,424,845	1,500,997
Nirup Krishnamurthy,	(4)	2020	218,306	–	981,109	1,199,415
Chief Operating Officer

1)	Mr. Dye was named Chief Executive Officer and Executive Chairman in December 2019. Prior to his appointment, Mr. Dye served as the Company’s Chairman. The amounts listed under “Salary” in 2019 includes $120,000 of board compensation.

2)	Ms. Huber was named Chief Financial Officer in December 2019.

3)	Mr. Pabon was named General Counsel and Chief Government Affairs Officer in August 2019.

4)	Mr. Krishnamurthy was named Chief Operating Officer in September 2020.

5)	The amounts in the “Options Award” column reflect the aggregate grant date fair value of stock options granted during 2019 and 2020, computed in accordance with FASB ASC Topic 718. This amount does not reflect the actual economic value realized by the named executive officer. Assumptions used in the calculation of the aggregated grant date fair value for these options are included in Note 12 Stockholder’s Equity to our audited financial statements, included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. On December 15, 2020, the Board repriced certain outstanding stock options issued to the Company’s employees. The repriced stock options had original exercise prices ranging from $1.52 per share to $3.83 per share. All of these stock options were repriced to have an exercise price of $1.26 per share, which was the closing price of the Company’s common stock on December 15, 2020. The repriced share incremental fair value is included in the 2020 amounts within the “Options Awards” column. The terms of the options are described under the Outstanding Equity Awards at Fiscal Year-End Table below.

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Outstanding Equity Awards at Fiscal-Year End

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2020 for each of our named executive officers included in the Summary Compensation Table above.

	Outstanding Equity Awards
	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Justin Dye	500,000	1,500,000 (1)	1.26	12/15/2030	–	$–
Nancy Huber	50,000		1.26	12/15/2030
	137,500	412,500 (2)	1.26	12/15/2030
		100,000 (3)	1.26	12/15/2030
Daniel Pabon	137,500	412,500 (4)	1.26	12/15/2030	–	$–
		100,000 (5)	1.26	12/15/2030
Nirup Krishnamurthy	150,000	150,000 (6)	1.26	12/15/2030
		300,000 (7)	1.26	12/15/2030
		400,000 (8)	1.26	12/15/2030

(1) Mr. Dye’s options vest in four equal installments beginning on December 5, 2020 and on the following three anniversaries thereafter.

(2) Ms. Huber’s options vest in four equal installments beginning on December 5, 2020 and on the following three anniversaries thereafter.

(3) Ms. Huber’s options vest in four equal installments beginning on March 27, 2021 and on the following three anniversaries thereafter.

(4) Mr. Pabon’s options vest in four equal installments beginning on September 2, 2020 and on the following three anniversaries thereafter.

(5) Mr. Pabon’s options in four equal installments beginning on March 27, 2021 and on the following three anniversaries thereafter.

(6) Mr. Krishnamurthy’s options fully vested on June 4, 2021.

(7) Mr. Krishnamurthy’s options vest in two equal installments beginning on June 4, 2022 and on the following anniversary thereafter.

(8) Mr. Krishnamurthy’s options vest in four equal installments beginning on December 15, 2021 and on the following three anniversaries thereafter.

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Employment Agreements

We have entered into employment agreements with each of our NEOs.

Employment Agreement with Justin Dye

We entered into an employment agreement with Mr. Dye effective December 5, 2019, as amended on June 14, 2021. The initial term of Mr. Dye’s agreement was for one year, after which the agreement automatically renews for successive one-year terms unless either party provides at least 30 days’ notice prior to the expiration of the applicable term of its intention not to renew the agreement. Under the amended agreement, Mr. Dye is entitled to compensation as follows: (i) an annual base salary of $300,000, increased to $350,000 beginning January 1, 2021, subject to periodic discretionary increases, (ii) an option to purchase 2,000,000 shares of Company common stock (upon entering into the original employment agreement), which vests in equal annual installments over four years, and (iii) initially, quarterly discretionary bonuses granted at the discretion of the Board of Directors based on certain performance metrics, and after the June 14, 2021 amendment, bonus eligibility under the Company’s unwritten cash bonus plan. Mr. Dye is entitled to receive benefits paid to similarly situated employees, which include participation in retirement, health, disability and vacation plans. Mr. Dye is entitled to receive severance benefits upon termination of employment as described below under “—Potential Payments upon Termination or Change in Control.”

Employment Agreement with Nancy Huber

We entered into an employment agreement with Ms. Huber effective December 5, 2019, which was amended on February 6, 2020 and again on June 14, 2021. The term of Ms. Huber’s agreement is continuous until either party provides at least 30 days’ notice prior of its intention not to renew the agreement. Under the amended agreement, Ms. Huber is entitled to compensation as follows: (i) an initial annual base salary of $200,000, increased to $225,000 beginning January 1, 2021, subject to periodic discretionary increases and (ii) an option to purchase 550,000 shares of Company common stock (upon entering into the original employment agreement), which vests in equal annual installments over four years. Ms. Huber is entitled to receive benefits paid to similarly situated employees, which include participation in retirement, health, disability and vacation plans. Ms. Huber is entitled to receive severance benefits upon termination of employment as described below under “—Potential Payments upon Termination or Change in Control.”

Employment Agreement with Dan Pabon

We entered into an employment agreement with Mr. Pabon effective August 12, 2019, as amended on June 14, 2021. The term of Mr. Pabon’s agreement is continuous until either party provides at least 30 days’ notice prior of its intention not to renew the agreement. Under the amended agreement, Mr. Pabon is entitled to compensation as follows: (i) an initial annual base salary of $220,000, increased to $250,000 starting January 1, 2021, and (ii) an option to purchase 550,000 shares of Company common stock (upon entering into the original employment agreement), which vests in equal annual installments over four years. Mr. Pabon is entitled to receive benefits paid to similarly situated employees, which include participation in retirement, health, disability and vacation plans. Mr. Pabon is entitled to receive severance benefits upon termination of employment as described below under “—Potential Payments upon Termination or Change in Control.”

Employment Agreement with Nirup Krishnamurthy

We entered into an employment agreement with Mr. Krishnamurthy effective March 1, 2020, as amended on June 14, 2021. The term of Mr. Krishnamurthy’s agreement is continuous until either party provides at least 30 days’ notice prior of its intention not to renew the agreement. Under the amended agreement, Mr. Krishnamurthy is entitled to compensation as follows: (i) an initial annual base salary of $264,000, increased to $300,000 starting January 1, 2021, subject to periodic discretionary increases, and (ii) an option to purchase 600,000 shares of Company common stock (upon entering into the original employment agreement), which vests in equal annual installments over four years. Mr. Krishnamurthy is entitled to receive benefits paid to similarly situated employees, which include participation in retirement, health, disability and vacation plans. Mr. Krishnamurthy is entitled to receive severance benefits upon termination of employment as described below under “—Potential Payments upon Termination or Change in Control.”

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Potential Payments upon Termination or Change in Control

Each of the Company’s employment agreements with its NEOs provide for payments and benefits in the event of termination of employment in certain circumstances and upon a Change in Control (as defined therein). Under the employment agreements, each NEO is entitled to severance as follows if he or she is terminated without Cause (as defined therein): (i) 12 months gross salary payable in accordance with the normal payroll practice of the Company as if such NEO was employed by the Company during this time, (ii) any earned but unpaid bonuses, (iii) the number of shares of Company common stock that would have vested through the next anniversary of the effective date of the employment agreement, and (iv) reimbursement for Company-sponsored benefits under the employment agreement for one year after termination. Upon a Change in Control, the employment agreements provide for 100% acceleration and vesting of the options granted thereunder.

Director Compensation Policy

For the year ended December 31, 2020, each of our directors was awarded an annual grant of shares of common stock worth $50,000 during the fourth quarter as compensation for service on the Board.

Director Compensation Table

The following provided compensation information for the year ended December 31, 2020 for our non-executive directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Leonardo Riera (1)	$217,808	$50,000	$665,509	$160,000 (2)	$1,094,317
Brian Ruden	$100,000	$50,000	$–	$9,500	$142,735
Jeff Garwood	$50,000	$50,000	$–	$95,000 (3)	$92,735

(1)	Mr. Riera resigned as director in January 2021. All other compensation relates to severance related costs. As of December 31, 2020, Mr. Riera held an option to purchase 225,000 shares of common stock for $1.71 per share, which vested immediately on the grant date of March 5, 2020. He also held an option to purchase 325,000 shares of common stock for $1.17 per share, which vested immediately on November 10, 2020. The exercise price of the options is equal to the closing stock market price of our common stock on the date of grant and the options expire 10 years from the date of grant. For further information, see Note 12 Stockholder’s Equity to our audited financial statements, included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)	Represents fees paid for consulting services related to merger and acquisition activity and investor relationships.

(3)	Represents fees paid for consulting services related to research and development.

Equity Compensation Plan Information

The following table summarizes plans under which our equity securities are authorized for issuance as of December 31, 2020.

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise prices of outstanding options, warrants and rights	Number of securities remaining available for future issuance under the equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)
Equity compensation plans approved by security holders	9,573,250	$1.26	8,926,750

Equity compensation plans not approved by security holders	3,500,000	$4.57	–
Total	–		–

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The Medicine Man Technologies, Inc. 2017 Equity Incentive Plan, as Amended (the “Plan”), is intended to promote the best interests of the Company and its stockholders by assisting the Company in the recruitment and retention of persons with ability and initiative and providing an incentive to such persons to contribute to the growth of the Company’s business. The Company is authorized to make awards of up to an aggregate of 18,500,000 shares of the Company’s common stock under the Plan. The Company is authorized to make such awards of shares of common stock, shares of restricted stock, appreciation rights, deferred shares, performance shares, incentive stock options, nonqualified stock options under the Plan. Eligible persons under the Plan include employees, directors and consultants of the Company or any affiliate of the Company. Unless earlier terminated, the Plan will terminate in 2027.

Under two separate Securities Purchase Agreements the Company has entered into with Dye Cann II and CRW, respectively, for as long as Dye Cann II or CRW, as the case may be, holds any shares of Series A Preferred Stock, the Company may not have issued any outstanding awards under any equity incentive plan for the issuance of shares of common stock representing more than 12% of the then-issued and outstanding shares of common stock (calculated on an as-converted, fully-diluted basis, excluding warrants) in the aggregate.

In addition, the Company has made the following awards outside of the Plan: (i) the right to receive an aggregate of 1,500,000 shares of common stock granted to two former officers (one of which also is a former director), which will vest at such time that the Company’s stock price appreciates to $8.00 per share with defined minimum average daily trading volume thresholds, and (ii) option to purchase an aggregate of 2,000,000 shares of common stock at an exercise price of $1.49 per share granted to one former officer.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Transactions Involving Former Directors, Former Executive Officers or Their Affiliated Entities

During the year ended December 31, 2019, the Company recorded sales to Futurevision, Inc., f/k/a Medicine Man Production Corp., d/b/a Medicine Man Denver (“Medicine Man Denver”), a customer of the Company, totaling $402,839 and sales discounts totaling $143,473. As of December 31, 2019, the Company had an accounts receivable balance with Medicine Man Denver totaling $34,748. Also, during the year ended December 31, 2019, the Company incurred expenses from Medicine Man Denver totaling $125,897 for contract labor and other related administrative costs. During the year ended December 31, 2020, the Company recorded sales to Medicine Man Denver, totaling $997,262. The Company had an accounts receivable balance with Medicine Man Denver totaling $72,109 as of December 31, 2020. The Company’s former Chief Executive Officer, Andrew Williams, currently owns 38% of Medicine Man Denver.

During the year ended December 31, 2019, the Company recorded sales to MedPharm Holdings LLC (“MedPharm”), a customer of the Company, totaling $64,378 and sales discounts totaling $7,498. As of December 31, 2019, the Company had an accounts receivable balance with MedPharm Holdings totaling $2,604. During the year ended December 31, 2020, the Company recorded sales to MedPharm totaling $73,557. The Company had a net accounts receivable balance with MedPharm totaling $5,885 as of December 31, 2020.

During the year ended December 31, 2019, the Company made loans to MedPharm totaling $767,695 evidenced by promissory notes with original maturity dates ranging from September 21, 2019 through January 19, 2020 and bearing interest between 8 and 10% per annum. On August 1, 2020, the Company and MedPharm entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) pursuant to which (i) the parties agreed that the outstanding amount owed by MedPharm to the Company was $767,695 of principal and $47,161 in accrued and unpaid interest, (ii) MedPharm paid the Company $100,000 in cash, (iii) Andrew Williams returned 175,000 shares of the Company’s common stock to the Company, as partial repayment of the outstanding balance at a value of $1.90 per share. These shares are held in treasury. The remaining outstanding principal and interest of $181,911 due and payable by MedPharm under the Settlement Agreement was to be paid out in bi-weekly installments of product by scheduled deliveries through June 30, 2021. This amount was paid off on April 19, 2021.

During the year ended December 31, 2019, the Company recorded sales to Baseball 18, LLC (“Baseball”) totaling $165,617. The revenue is included under product sales - related party, net, in the Company’s consolidated financial statements. As of December 31, 2019, the Company had an accounts receivable balance with Baseball totaling $169,960. During the year ended December 31, 2019, the Company recorded sales from Farm Boy, LLC (“Farm Boy”) totaling $321,307. The revenue is included under product sales - related party, net, in the Company’s consolidated financial statements. As of December 31, 2019, the Company had an accounts receivable balance with Farm Boy totaling $330,911. During the year ended December 31, 2020, the Company recorded sales to Baseball totaling $14,605, to Farm Boy totaling $16,125, to Emerald Fields LLC totaling $16,605, and to Los Sueños Farms totaling $52,244. As of December 31, 2020, the Company had net accounts payable balances with Baseball of $31,250, and with Farm Boy of $93,944. One of the Company’s former Chief Operating Officers and directors, Robert DeGabrielle, owns the Colorado retail marijuana cultivation licenses for Baseball, Farm Boy, Emerald Fields LLC and Los Sueños Farms.

Transactions with Entities Affiliated with Justin Dye

The Company has participated in several transaction involving Dye Capital, Dye Cann I and Dye Cann II. Justin Dye, the Company’s Chief Executive Officer, one of our directors, and the largest beneficial owner of the Company’s common stock and Series A Preferred Stock, controls Dye Capital and Dye Capital controls Dye Cann I and Dye Cann II. Dye Cann I is the largest holder of the Company’s outstanding common stock. Dye Cann II is a significant holder of the Series A Preferred Stock. Mr. Dye has sole voting and dispositive power over the securities held by Dye Capital, Dye Cann I, and Dye Cann II.

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The Company entered into the Dye Cann I SPA with Dye Cann I on June 5, 2019, pursuant to which the Company agreed to sell to Dye Cann I between 8,187,500 and up to 10,687,500 shares of the Company’s common stock in several tranches at $2.00 per share and warrants to purchase 100% of the number of shares of common stock sold at a purchase price of $3.50 per share. At the initial closing on June 5, 2019, the Company sold to Dye Cann I 1,500,000 shares of common stock and warrants to purchase 1,500,000 shares of common stock for gross proceeds of $3,000,000, and the Company has consummated subsequent closings for an aggregate of 9,287,500 shares of common stock and warrants to purchase 9,287,500 shares of common stock for aggregate gross proceeds of $18,575,000 to the Company. The terms of the Dye Cann I SPA are disclosed in the Company’s Current Report on Form 8-K filed on June 6, 2019. The Company and Dye Cann I entered into a first amendment to the Dye Cann I SPA on July 15, 2019, as described in the Company’s Current Report on Form 8-K filed on July 17, 2019, a second amendment to the Dye Cann I SPA on May 20, 2020, as described in the Company’s Current Report on Form 8-K filed on May 22, 2020, and a Consent, Waiver and Amendment on December 16, 2020, as described in the Company’s Current Report on Form 8-K filed on December 23, 2020. At the time of the initial closing under the Dye Cann I SPA, Justin Dye became a director and the Company’s Chief Executive Officer.

The Company granted Dye Cann I certain demand and piggyback registration rights with respect to the shares of common stock sold under the Dye Cann I SPA and issuable upon exercise of the warrants sold under the Dye Cann I SPA. The Company also granted Dye Cann I the right to designate one or more individuals for election or appointment to the Board and Board observer rights as described above under the heading “Information about the Board of Directors, Committees and Corporate Governance – Board Composition and Director Appointment Rights.” Further, under the Dye Cann I SPA, until June 5, 2022, if the Company desires to pursue debt or equity financing, the Company must first give Dye Cann I an opportunity to provide a proposal to the Company with the terms upon which Dye Cann I would be willing to provide or secure such financing. If the Company does not accept Dye Cann I’s proposal, the Company may pursue such debt or equity financing from other sources but Dye Cann I has a right to participate in such financing to the extent required to enable Dye Cann I to maintain the percentage of the Company’s common stock (on a fully-diluted basis) that it then owns, in the case of equity securities, or, in the case of debt, a pro rata portion of such debt based on the percentage of the Company’s common stock (on a fully-diluted basis) that it then owns.

The Company entered into a Securities Purchase Agreement (the “Dye Cann II SPA”) with Dye Cann II on November 16, 2020 pursuant to which the Company agreed to sell to Dye Cann II shares of Series A Preferred Stock in one or more tranches at a price of $1,000 per share. The terms of the Dye Cann II SPA are disclosed in the Company’s Current Report on Form 8-K filed on December 23, 2020. The Company and Dye Cann II entered into an amendment to the Dye Cann II SPA on December 16, 2020, as described in the Company’s Current Report on Form 8-K filed on December 23, 2020, a second amendment to the Dye Cann II SPA on February 3, 2021, as described in the Company’s Form 8-K filed on February 9, 2021, and a third amendment to the Dye Cann II SPA on March 30, 2021, as described under Item 9B in the Company’s Form 10-K for the fiscal year ended December 31, 2020 filed on March 30, 2021, as amended by Form 10-K/A filed on April 30. 2021. The Company issued and sold to Dye Cann II 7,700 shares of Series A Preferred Stock on December 16, 2020, 1,450 shares of Series A Preferred Stock on December 18, 2020, 1,300 shares of Series A Preferred Stock on December 22, 2020, 3,100 shares of Series A Preferred Stock on February 3, 2021, 3,800 shares of Series A Preferred Stock on March 2, 2021 and 4,000 shares of Series A Preferred Stock on March 30, 2021. As a result, the Company issued and sold an aggregate of 21,350 shares of Series A Preferred Stock to Dye Cann II for aggregate gross proceeds of $21,350,000.

The Company granted Dye Cann II certain demand and piggyback registration rights with respect to the shares of common stock issuable upon conversion of the Series A Preferred Stock under the Dye Cann II SPA. Further, the Company granted Dye Can II the right to designate one or more individuals for election or appointment to the Board and Board observer rights as described above under the heading “Information about the Board of Directors, Committees and Corporate Governance – Board Composition and Director Appointment Rights” and such disclosure is incorporated herein by reference.

On December 16, 2020, the Company entered into a Secured Convertible Note Purchase Agreement with Dye Capital and issued and sold to Dye Capital a Convertible Note and Security Agreement in the principal amount of $5,000,000 as described in the Company’s Current Report on Form 8-K filed on December 23, 2020. On February 26, 2021, Dye Capital elected to convert the $5,000,000 principal amount and the $60,250 of accrued but unpaid interest under the Convertible Promissory Note and Security Agreement under its terms and Dye Capital and the Company entered into a Conversion Notice and Agreement pursuant to which the Company issued 5,060 shares of Series A Preferred Stock to Dye Capital and also paid Dye Capital $230.97 in cash in lieu of issuing any fractional shares of Series A Preferred Stock upon conversion, as described in the Company’s Current Report on Form 8-K filed on March 4, 2021.

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The Company previously reported the terms of the Series A Preferred Stock in the Company’s Current Report on Form 8-K filed on December 23, 2020.

During the year ended December 31, 2020, the Company recorded expenses of $66,264 with Tella Digital. Through the quarter ended September 30, 2021, the Company recorded expenses of $188,354 with Tella Digital. Tella Digital provides on-premise digital experience solutions for our retail dispensary locations. Mr. Dye serves as Chairman of Tella Digital and has super majority rights.

Transactions with CRW and Affiliated Entities

On February 26, 2021, the Company entered into a Securities Purchase Agreement (the “CRW SPA”) with CRW pursuant to which the Company issued and sold 25,350 shares of Series A Preferred Stock to CRW at a price of $1,000 per share for aggregate gross proceeds of $25,350,000. The transaction made CRW a beneficial owner of more than 5% of the Company’s common stock. The Company granted CRW certain demand and piggyback registration rights with respect to the shares of common stock issuable upon conversion of the Series A Preferred Stock under the CRW SPA. On the same date, the Company entered into a letter agreement with CRW, granting CRW the right to designate one individual for election or appointment to the Board and Board observer rights as described above under the heading “Information about the Board of Directors, Committees and Corporate Governance – Board Composition and Director Appointment Rights” and such disclosure is incorporated herein by reference. Under the letter agreement, for as long as CRW has the right to designate a Board member, if the Company, directly or indirectly, plans to issue, sell or grant any securities or options to purchase any of its securities, CRW has a right to purchase its pro rata portion of such securities, based on the number of shares of Series A Preferred Stock beneficially held by CRW on the applicable date on an as-converted to common stock basis divided by the total number of shares of common stock outstanding on such date on an as-converted, fully-diluted basis (taking into account all outstanding securities of the Company regardless of whether the holders of such securities have the right to convert or exercise such securities for common stock at the time of determination). Further, under the letter agreement, the Company will pay CRW Capital, LLC, the sole manager of CRW and a holder of a carried interest in CRW, a monitoring fee equal to $150,000 in monthly installments of $10,000. On March 14, 2021, the Board appointed Jeffrey A. Cozad as a director to fill a vacancy on the Board. Mr. Cozad is a manager and owns 50% of CRW Capital, LLC, and he shares voting and disposition power over the shares of Series A Preferred Stock held by CRW. Mr. Cozad and his family members indirectly own membership interests in CRW. The Company previously reported the terms of the CRW SPA and the CRW letter agreement in the Company’s Current Report on Form 8-K filed March 4, 2021.

Transactions with Entities Affiliated with Brian Ruden

The Company has participated in several transactions involving entities owned or affiliated with Brian Ruden, one of its directors and a beneficial owner of more than 5% of the Company’s common stock.

On June 5, 2020, the Company and the Company’s wholly-owned subsidiary SBUD, LLC, on the one hand, entered into 13 separate purchase agreements with, on the other hand, each of Colorado Health Consultants, LLC, CitiMed, LLC, Lucky Ticket LLC, Kew LLC, SB Aurora LLC, SB Arapahoe LLC, SB Alameda LLC, SB 44th LLC, Starbuds Pueblo LLC, Starbuds Louisville LLC, Starbuds Niwot LLC, Starbuds Longmont LLC, and Starbuds Commerce City LLC (each, a “Star Buds Company” and collectively “Star Buds”) whereby SBUD, LLC agreed to purchase substantially all of the assets of Star Buds from each individual Star Buds Company pursuant to the agreements. The parties entered into an Omnibus Amendment No. 1 to Asset Purchase Agreements on September 15, 2020 and an Omnibus Amendment No. 2 to Asset Purchase Agreement on December 17, 2020. The Company previously reported the terms of the applicable purchase agreements and related amendments in the Company’s Current Reports on Form 8-K filed June 8, 2020, September 21, 2020, December 22, 2020, and March 8, 2021.

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Between December 17, 2020 and March 2, 2021, SBUD, LLC acquired the Star Buds assets. The aggregate purchase price for the Star Buds assets was $118,000,000, paid as follows: (i) $44,250,000 in cash at the applicable closings, (ii) $44,250,000 in deferred cash, also referred to as “seller note(s),” (iii) 29,500 shares of Series A Preferred Stock, of which 25,075 shares were issued at the applicable closings and 4,425 shares are held in escrow and will be released post-closing to either Star Buds or the Company depending on post-closing adjustments to the purchase price. In addition, the Company issued warrants to purchase an aggregate of 5,531,250 shares of the Company’s common stock to the sellers. As of September 30, 2021, the Company owed an aggregate principal amount of $44,250,000 under the seller notes and accrued but unpaid interest of $ 442,500. The Company has not paid any principal and has paid an aggregate of $3,010,887 of interest on the seller notes as of September 30, 2021. Mr. Ruden’s interest in the aggregate purchase price for the Star Buds assets is as follows: (i) $13,727,490 in cash at the applicable closings, (ii) $13,727,490 in seller notes, (iii) 9,151 shares of Series A Preferred Stock, of which 7,779 shares were issued at the applicable closings and 1,373 shares are held in held in escrow and will be released post-closing to either Mr. Ruden or the Company depending on post-closing adjustments to the purchase price. In addition, the Company issued warrants to purchase an aggregate of 1,715,936 shares of the Company’s common stock to Mr. Ruden. The Company has paid Mr. Ruden an aggregate of $929,912.93 in interest on his seller notes as of September 30, 2021.

Mr. Ruden was a part-owner of each of the Star Buds Companies. Mr. Ruden owned 50% of Colorado Health Consultants LLC, 50% of Starbuds Aurora LLC, 50% of Starbuds Pueblo LLC, 50% of Starbuds Alameda LLC, 48% of SB Arapahoe LLC, 36% of Starbuds Commerce City LLC, 30% of Starbuds Louisville LLC, 25% of Starbuds Niwot LLC, 16.66% of Lucky Ticket LLC, 15% of KEW LLC, and 10% of LM MJC LLC.

In connection with acquiring the Star Buds assets for our Pueblo West and Commerce City locations, SBUD LLC entered into a lease with each of 428 S. McCulloch LLC and 5844 Ventures LLC on substantially the same terms. Each of the leases is for an initial three-year term. The lease with 428 S. McCulloch LLC is for the Company’s Pueblo West Star Buds location and was effective on December 17, 2020. The lease with 45844 Ventures LLC is for the Company’s Commerce City Star Buds location and was effective on December 18, 2020. Each lease provides for a monthly rent payment of $5,000. SBUD LLC expects to pay each landlord an aggregate of $180,000 during the initial term of the leases. During 2020, SBUD LLC made aggregate rent payments of $10,000. Between January 1, 2021 and September 30, 2021, SBUD LLC made aggregate rent payments of $90,000. In addition, SBUD LLC must pay each landlord’s expenses and disbursements incurred in connection with the ownership, operation, maintenance, repair and replacement of the premises. SBUD LLC has the option to renew each lease for two additional three-year terms. The rent increase to $5,500 per month during the first three-year renewal period, and to $6,050 during the second three-year renewal period. The Company has an option to purchase the premises at fair market value at any time during the lease term and also has a right of first refusal if the landlords desire to sell the premises to a third party.

On December 17, 2020, SBUD, LLC entered into a Trademark License Agreement with Star Brands LLC under which Star Brands LLC licenses certain trademarks to SBUD, LLC effective as of the closing of the acquisitions of all of the Star Buds assets. SBUD LLC has no payment obligation under this agreement. Mr. Ruden is a part-owner of Star Brands LLC.

In connection with the Star Buds acquisitions, the Company granted Mr. Ruden and Naser Joudeh the right designate individuals for election or appointment to the Board as described under the heading “Information about the Board of Directors, Committees and Corporate Governance – Board Composition and Director Appointment Rights.”

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the Audit Committee and/or the full Board, with advice from outside counsel. In its review, the Audit Committee and/or Board is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board and executive officers.

Our bylaws provide that until June 5, 2021, at least four members of the Board must vote in favor of certain specified actions, including, among others, entering into or be a party to or making modifications to any transaction with any director or officer of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person (including any family member thereof).

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PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF BF BORGERS, CPA P.C. AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

The Board has appointed BF Borgers, CPA P.C. as our independent registered public accounting firm for the year ending December 31, 2021. BF Borgers, CPA P.C. has been our independent registered public accounting firm since 2016. A representative of BF Borgers, CPA P.C. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and respond to appropriate questions as time permits.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers, CPA P.C. to the stockholders for ratification as a matter of what we consider to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

The following table sets forth the aggregate fees billed by our independent registered accounting firm for the fiscal years ended December 31, 2020 and December 31, 2019. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2020	2019
Audit fees	$86,400	$115,000
Audit-related fees	–	–
Tax fees	–	2,500
All other fees	–	–
Total Fees	$86,400	$117,500

Audit fees. Consists of fees billed for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements. These fees also include the review of registration statements and the delivery of consents in connection with registration statements.

Tax fees. Consists of fees paid to BF Borgers, CPA P.C. related to the filings of Federal and State returns during the year ended December 31, 2019.

The Audit Committee of our Board has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and tax services provided by BF Borgers, CPA P.C. in 2020 and 2019 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with BF Borgers, CPA P.C. maintaining its independence.

Vote Required

The affirmative vote of a majority of the shares of stock present and entitled to vote at a meeting of stockholders at which a quorum is present is necessary to ratify the appointment of the Company’s independent public accountant. Abstentions will have the same effect as a vote AGAINST this proposal. Banks, brokers or other nominees have authority to vote customers’ unvoted shares held by them in street name for this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote AGAINST this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BF BORGERS, CPA P.C. AS OUR INDEPENDENT PUBLIC ACCOUNTANT

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OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment and in the discretion of the persons voting the proxies if permitted by applicable law.

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MEDICINE MAN TECHNOLOGIES, INC. 4880 HAVANA ST., SUITE 201 DENVER, CO 80239

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. ET on December 8, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. ET on December 8, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

MEDCINE MAN TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 9, 2021 8:00 AM PST/9:00 AM MST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Daniel Pabon, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MEDICINE MAN TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM PST/ 9:00 AM MST on December 9, 2021, at Schwazze Headquarters, 4880 Havana St., Suite 201, Denver, CO 80239and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed, or, if no direction is given, will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2. The proxies are authorized to vote in accordance with the Board of Directors' recommendations upon such other business not known as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side